EXHIBIT

                                      24.1










                       CONSENT OF PINKHAM & PINKHAM, P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS

                             Pinkham & Pinkham, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS


                         Report of Independent Auditors


We consent to the incorporation by reference in this Registration Statement of The Tirex Corporation on Form S-8 of our report dated February 9, 1999, appearing in the incorporated by reference Annual Report on Form 10-KSB of The Tirex Corporation for the year ended June 30, 1998.



                                               /s/ PINKHAM & PINKHAM, P.C.
                                               --------------------------------
                                                   Pinkham & Pinkham, P.C.
                                                   Certified Public Accountants
July 6, 1999
Cranford, New Jersey







514 Centennial Avenue, Cranford, NJ 07016 Tel: 908-653-1710 Fax: 908-653-1713